UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2011

VIEWPOINT FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-34737	27-2176993
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1309 W. 15th Street, Plano, Texas	75075
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 578-5000

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. Results of Operations and Financial Condition.

On March 3, 2011, the Registrant announced fourth quarter and full year 2010 earnings. The press release is attached to this report as Exhibit 99.1, which is incorporated herein by reference.

ITEM 8.01. Other Events

On Friday, March 4, 2011 at 10:00 a.m. Central Time, the Registrant will host an investor conference call and webcast to review their fourth quarter and full year 2010 financial results. The webcast will include a slide presentation which consists of information regarding the Registrant’s operating and growth strategies and financial performance. The Registrant will also make available and distribute this presentation to analysts, investors, and prospective investors at a conference on Tuesday, March 8, 2011. The presentation materials will be posted on the Registrant’s website on March 3, 2011. Pursuant to Regulation FD, the presentation materials are attached hereto as Exhibit 99.2.

ITEM 9.01. Financial Statements and Exhibits

(d)	Exhibits

Exhibit 99.1	Press release announcing earnings dated March 3, 2011

Exhibit 99.2	Presentation materials

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

VIEWPOINT FINANCIAL GROUP, INC.

Date:	March 3, 2011	By:	/s/ Pathie E. McKee

Pathie E. McKee, Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press release announcing earnings dated March 3, 2011

Exhibit 99.2	Presentation materials